Filed under Rule 497(c)
File No. 333-181833

WESTERN ASSET FUNDS, INC.

100 International Drive

Baltimore, Maryland 21202

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 19, 2012

July 2, 2012

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to your fund, Western Asset Limited Duration Bond Fund, a series of Western Asset Funds, Inc. (the “Corporation”).

The Board of Directors of the Corporation (the “Board”) has called a special meeting of shareholders (“Meeting”) for Western Asset Limited Duration Bond Fund to be held on September 19, 2012, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into Legg Mason Western Asset Short-Term Bond Fund (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Principal Executive Officer

Western Asset Funds, Inc.

WESTERN ASSET FUNDS, INC.

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into Legg Mason Western Asset Short-Term Bond Fund* (the “Acquiring Fund”). While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information about the Reorganization contained elsewhere in the combined Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board has approved a reorganization, subject to shareholder approval, under which your fund would be combined with the Acquiring Fund, another Legg Mason-affiliated fund advised by Western Asset Management Company (“Western Asset”) that has investment strategies that are similar to those of your fund (the “Reorganization”). If shareholders of your fund approve the Reorganization, you would become a shareholder of the Acquiring Fund.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having the same value as the value the shares of your fund would have, calculated using the Acquiring Fund’s valuation procedures. As a result of using the Acquiring Fund’s valuation procedures, your fund’s net asset value per share will be greater than would be the case if the value of those shares were determined under your fund’s valuation procedures.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Your fund’s Board and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), your fund’s investment manager, believe that the Reorganization is in the best interests of your fund. The Reorganization is part of the manager’s continuing effort to rationalize the Legg Mason/Western Asset fixed income funds into a more cohesive product set and eliminate overlapping products. This in turn may provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time. In addition, the Board believes that the combined fund would be better positioned for growth than your fund is on its own. The Board also believes the proposed Reorganization is preferable to liquidating your fund.

Your fund has a management fee rate of 0.35%, which is lower than the Acquiring Fund’s management fee rate of 0.45%. However, if the Reorganization is approved by shareholders of your fund, LMPFA has agreed to reduce the Acquiring Fund’s management fee to 0.40%. In addition, based on expenses of the funds as of December 31, 2011, following the Reorganization, you would be invested in a fund that has higher net assets, lower gross expense ratios and the same or lower net expense ratios based on current and/or proposed contractual arrangements for waiving fees and/or reimbursing expenses in place for each fund.

The Board and LMPFA also considered the continuity of investment management services. Your fund’s subadviser, Western Asset, also serves as the subadviser to the Acquiring Fund, and each fund has the same portfolio management team.

The Board, after careful consideration of these and other factors, approved the Reorganization and is now recommending it to you.

*	Please note that Legg Mason Western Asset Short-Term Bond Fund will be renamed Western Asset Short-Term Bond Fund on August 1, 2012.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes, LMPFA has recommended the Reorganization of your fund with the Acquiring Fund based on, among other factors, its evaluation of the compatibility of your fund’s investment strategies with those of the Acquiring Fund. Under normal market conditions, the Acquiring Fund invests at least 80% of its assets in “investment grade” fixed income securities and related investments, and may invest in securities of any maturity. Similarly, your fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Your fund currently anticipates that it will only purchase investment grade securities. There are, however, certain differences in principal investment policies and strategies between your fund and the Acquiring Fund. Please see the “Comparison of Investment Objectives, Strategies and Risks of Investing in the Funds” section of the Proxy Statement/Prospectus. In addition, your fund and the Acquiring Fund have different investment objectives. Your fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain the average duration specified in your fund’s prospectus as being within 25%, as estimated by your fund’s subadviser, of the average duration of the Merrill Lynch 1-3 Year Treasury Index (generally one to three years). The Acquiring Fund’s investment objective is to seek current income, preservation of capital and liquidity.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The Reorganization will have the following effect on the fees and expenses of your fund:

•	The management fee rate of the combined fund will be higher than your fund’s current management fee rate (increasing from 0.35% of average daily net assets to 0.40% of average daily net assets).

•

Total operating expenses, both before and after any applicable contractual fee waivers and expense reimbursements, of each class of the combined fund are expected to be the same as or lower than total operating expenses, before and after contractual fee waivers and expense reimbursements, if any, of the corresponding class of your fund.

•	Any sales charges or deferred sales charges imposed on a class of the combined fund will be the same as those imposed on the corresponding class of your fund.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the combined fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. Class A shareholders will receive Class A shares of the Acquiring Fund. Class C shareholders will receive Class C shares of the Acquiring Fund. Class I shareholders will receive Class I shares of the Acquiring Fund. Class IS shareholders will receive Class IS shares of the Acquiring Fund.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION OF MY FUND?

A. Redemptions or exchanges of fund shares that occur before the date of the closing of the Reorganization (the “Closing Date”) will be processed according to your fund’s policies and procedures (including your fund’s valuation procedures) in effect at the time of the redemption or exchange. Redemptions or exchanges of fund shares that occur on the Closing Date will be processed according to the Acquiring Fund’s valuation procedures. As noted above, as a result of using the Acquiring Fund’s valuation procedures, your fund’s net asset value per share on the Closing Date will be greater than it would be if your fund’s valuation procedures were used.

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Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION OF MY FUND?

A. No. You will receive shares of the same class as the shares you already hold, and the privileges of each respective class of shares of the two funds are generally the same, including your current privilege to exchange shares of your fund for shares of the same class of another fund sold by Legg Mason Investor Services, LLC.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Acquiring Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, if the Reorganization is approved for your fund, your fund will close to new purchases and exchanges two business days prior to the closing of the Reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. It is expected that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code. Accordingly, subject to the limited exceptions described under “Information about the Proposed Reorganization—Federal Income Tax Consequences” in the Proxy Statement/Prospectus, it is expected that neither you nor your fund will recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of the Reorganization, your fund will receive an opinion of Bingham McCutchen LLP, counsel to the Acquiring Fund, to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. Your fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the closing of the Reorganization. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. LMPFA will be responsible for 100% of the fees, costs and expenses that are solely and directly related to the Reorganization (the “Reorganization Costs”) that are allocated to the Acquiring Fund and 50% of the Reorganization Costs allocated to your fund. Your fund will bear the remaining 50% of the Reorganization Costs that are allocated to it.

Reorganization Costs have been allocated between your fund and the Acquiring Fund as follows: Legal—your fund: $90,000, the Acquiring Fund: $90,000; Audit—your fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $11,500)—all allocated to your fund.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders do not approve the Reorganization, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

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Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the Reorganization, the Reorganization is expected to occur on or about October 5, 2012.

Q.	HOW CAN I VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on June 22, 2012, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-985-2050.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

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WESTERN ASSET FUNDS, INC.

a Maryland corporation

Western Asset Limited Duration Bond Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 19, 2012

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Western Asset Limited Duration Bond Fund (the “Target Fund”), a series of Western Asset Funds, Inc. (the “Corporation”), a Maryland corporation, will be held at the offices of Legg Mason Partners Fund Advisor, 620 Eighth Avenue, New York, New York 10018, on September 19, 2012, at 10:00 a.m., Eastern time, for the following purpose:

PROPOSAL:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Target Fund by Legg Mason Western Asset Short-Term Bond Fund (to be renamed Western Asset Short-Term Bond Fund on or about August 1, 2012) (the “Acquiring Fund”), a series of Legg Mason Partners Income Trust, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund; and (ii) the subsequent termination of the Target Fund as a series of the Corporation.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on June 22, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

Western Asset Funds, Inc.

July 2, 2012

PROXY STATEMENT/PROSPECTUS

July 2, 2012

PROXY STATEMENT FOR:

WESTERN ASSET FUNDS, INC.

Western Asset Limited Duration Bond Fund

(The “Target Fund”)

100 International Drive

Baltimore, Maryland 21202

1-410-539-0000

PROSPECTUS FOR:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Western Asset Short-Term Bond Fund*

(The “Acquiring Fund”)

55 Water Street

New York, New York 10041

1-877-721-1926

(Each of the Acquiring Fund and the Target Fund, a “Fund” and collectively, the “Funds”)

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Funds, Inc. (the “Corporation”), a Maryland corporation, for a Special Meeting (the “Meeting”) of Shareholders of Western Asset Limited Duration Bond Fund (the “Target Fund”). The Meeting is scheduled to be held on September 19, 2012 at 10:00 a.m., Eastern Time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of the Target Fund as of the close of business on June 22, 2012 (the “Record Date”) will be asked to consider and act upon the following proposal:

To consider and vote upon an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of the Target Fund by the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund to be distributed to the shareholders of the Target Fund (the “Reorganization”); and (ii) the subsequent termination of the Target Fund as a series of the Corporation.

The Reorganization Agreement contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund and the assumption of the Target Fund’s liabilities by the Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund of the classes of shares of the Target Fund set forth in the chart below. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in redemption of the outstanding shares of the Target Fund, with each shareholder receiving shares of the Acquiring Fund

*	Legg Mason Western Asset Short-Term Bond Fund will be renamed “Western Asset Short-Term Bond Fund” on or about August 1, 2012.

having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization or such other time when the net asset values of the Funds are determined for the Reorganization. To facilitate the Reorganization, the net asset value of the Target Fund held by a shareholder on the date of the Reorganization will be computed using the valuation procedures established by the Acquiring Fund’s Board. Thereafter, the Target Fund would be terminated as a series of the Corporation.

You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because shareholders of the Target Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received
Western Asset Limited Duration Bond Fund	Legg Mason Western Asset Short-Term Bond Fund
Class A	Class A
Class C	Class C (Class R1 prior to August 1, 2012)
Class I	Class I
Class IS	Class IS

The Acquiring Fund also offers Class C1 shares (which were known as Class C shares prior to August 1, 2012), Class R shares and Class FI shares. There were no Class R shares or Class FI shares of the Target Fund outstanding on the Record Date. Class R shares of the Target Fund are not currently offered. Class FI shares of the Target Fund were closed to purchases and incoming exchanges as of May 30, 2012. Class C1 shares, Class R shares and Class FI shares of the Acquiring Fund are not offered by this Proxy Statement/Prospectus.

No sales charge will be imposed on the shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization.

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Target Fund is a separate series of a registered open-end management investment company organized as a Maryland corporation. The Acquiring Fund is a separate series of a registered open-end management investment company organized as a Maryland statutory trust. The investment strategies of the Target Fund are similar to those of the Acquiring Fund. There are, however, certain differences in investment objectives, policies, strategies and risks. Please see “Comparison of Investment Objectives, Strategies and Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated July 2, 2012, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling 1-877-721-1926.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statements of additional information of the Funds (the “Fund SAIs”), filed with the SEC on the dates listed in Appendix A, which is a part of this Proxy Statement/Prospectus. The Prospectus of the Target Fund and the Fund SAI of the Target Fund are incorporated into this Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended December 31, 2011 are incorporated herein by reference. You may receive without charge a copy of the Prospectus, Fund SAI, and annual and semi-annual report for each Fund by calling 1-877-721-1926, or by writing the funds at the address listed above.

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The financial highlights for the Acquiring Fund contained in the annual report to shareholders for the fiscal year ended December 31, 2011 are included in this Proxy Statement/Prospectus at Appendix E. In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of the Agreement and Plan of Reorganization is included in this Proxy Statement/Prospectus at Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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i

ii

INDEX OF APPENDICES

(Each Appendix is a part of the Proxy Statement/Prospectus)

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SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is included in this Proxy Statement/Prospectus at Appendix B.

Proposed Reorganization

At a meeting held on May 30, 2012 the Board of the Target Fund, including all of the Board members who are not “interested persons” of the Target Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the acquisition of all of the assets of the Target Fund by the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund (computed using the valuation procedures established by the Acquiring Fund’s Board);

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund; and

3. the termination of the Target Fund as a series of the Corporation.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund, is scheduled to be effective as of the close of business on October 5, 2012, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization of the Target Fund, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares (computed using the valuation procedures established by the Acquiring Fund’s Board) as of the close of business on the Closing Date. See “Information about the Proposed Reorganization” below. For information about the classes of shares offered by the Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Acquiring Fund Shares; Other Shareholder Information Regarding the Acquiring Fund” below.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Target Fund, including all of the Independent Board Members, has concluded that the Reorganization of the Target Fund would be in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for the Fund. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. See “Voting Information” below.

As a condition to the closing of the Reorganization, the Funds must receive an opinion of Bingham McCutchen LLP, counsel to the Acquiring Fund, to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

As described further under the heading, “Information about the Proposed Transaction—Portfolio Securities,” it is not currently anticipated that it will be necessary to dispose of portfolio securities to effect the Reorganization. Accordingly, as of the date hereof, the Target Fund is not expected to recognize material capital gains or incur material transaction costs as a result of repositioning its portfolio in connection with the Reorganization, except for certain potential security transfer costs, as discussed under “Information about the Proposed Transaction—Portfolio Securities.” However, it is possible that some of the portfolio assets of the Target Fund may be sold prior to or following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryovers. Any transaction costs associated with repositioning the Target Fund’s portfolio in connection with its Reorganization will be borne by the Target Fund.

Certain Defined Terms Used in this Proxy Statement/Prospectus

The Target Fund is a series of a Maryland corporation. The Acquiring Fund is a series of a Maryland statutory trust. For ease of reference and clarity of presentation, shares of common stock of the Target Fund and shares of beneficial interest of the Acquiring Fund are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Board of Trustees overseeing the Acquiring Fund and the Board of Directors overseeing the Target Fund are each referred to herein as a “Board” and collectively as the “Boards”; the Declaration of Trust governing the Acquiring Fund and the Articles of Incorporation governing the Target Fund, each as amended and supplemented, are each referred to herein as a “charter”; and the term “termination” refers to the termination and redemption for purposes of a series of a Maryland corporation.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. These discussions include each Fund’s “fundamental” investment policies, meaning those that can be changed only by shareholder vote. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

The Funds have similar investment strategies. Under normal market conditions, the Acquiring Fund invests at least 80% of its assets in “investment grade” fixed income securities and related investments, and may invest in securities of any maturity. Similarly, the Target Fund invests in a portfolio of fixed income securities of various maturities, under normal market conditions will invest at least 80% of its net assets in debt and fixed income securities, and currently anticipates that it will only purchase investment grade securities. However, there are certain differences in principal investment policies and strategies between the Funds and, in addition, the Funds have different investment objectives.

The following chart provides a brief summary of some of the more significant differences in objectives and strategies between the Funds, as considered by the Board:

	Target Fund	Acquiring Fund
Investment Objective	Maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain the average duration specified in the Fund’s prospectus as being within 25%, as estimated by the Fund’s subadviser, of the average duration of the Merrill Lynch 1-3 Year Treasury Index (generally one to three years).	The Fund seeks current income, preservation of capital and liquidity.

Maturity	The Fund may invest in debt and fixed income securities of any maturity.	The Fund may invest in securities of any maturity. The Fund normally maintains an average effective maturity of not more than three years.

Duration	The Fund will normally maintain a dollar-weighted average effective duration, as estimated by the Fund’s subadviser, within 25% of the duration of its benchmark, the Merrill Lynch 1-3 Year Treasury Index (generally, this range is 1–3 years).	The Fund does not have a stated policy with respect to duration.

Investment Grade Securities	The Fund currently anticipates that it will only purchase debt securities that are investment grade.	The Fund may invest up to 20% of its assets in investments that are not investment grade.

Investments in Non-U.S. Dollar Denominated Securities	The Fund presently intends to limit its investments to U.S. dollar denominated securities.	The Fund’s prospectus does not contain an express policy limiting its investments to U.S. dollar denominated securities. However, as of February 29, 2012, all of the Fund’s assets were invested in U.S. dollar denominated securities.

The Target Fund and the Acquiring Fund are subject to similar principal risk factors, which are described below.

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Target Fund.

Following the Reorganization, if approved by shareholders, the management fee of the combined fund will be 0.40% of the fund’s average daily net assets. Based on expenses of the Funds as of December 31, 2011, the post-Reorganization expense ratio of each class of shares is expected to be the same as or lower than the pre-Reorganization expense ratio of such class of shares, before and after applicable contractual fee waiver and expense reimbursement arrangements. The Reorganization, if approved by shareholders, will not have any effect on the shareholder services available to shareholders of the Target Fund.

Comparison of Fees and Expenses

The tables below compare the estimated fees and expenses of shares of the Target Fund and shares of the Acquiring Fund as of December 31, 2011, and show the estimated fees and expenses of the combined fund, on a pro forma basis, as if the Reorganization had occurred on December 31, 2011. The estimates are based on contracts and agreements in effect as of December 31, 2011 unless otherwise noted and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of December 31, 2011. Accordingly, the actual fees and expenses of each class of each Fund and the combined fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those as of December 31, 2011. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined fund. For information concerning the net assets of each Fund and class as of December 31, 2011, please see “Additional Information about the Target Fund and the Acquiring Fund—Capitalization,” below.

	Pre-Reorganization			Pro Forma Combined Fund
	Western Asset Limited Duration Bond Fund		Legg Mason Western Asset Short-Term Bond Fund	Legg Mason Western Asset Short-Term Bond Fund
	Class A		Class A	Class A
Shareholder fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	2.25%		2.25%	2.25%
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	Generally, none		Generally, none	None
Small account fee[1]	$15		$15	$15
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees(e)	0.35%		0.45%	0.40%
Distribution and service (12b-1) fees	0.25%		0.25%	0.25%
Other expenses	0.34	%(a)	0.17%	0.17%

Total annual Fund operating expenses	0.94%		0.87%	0.82%

Fees waived and/or expenses reimbursed	(0.09	)%(b)	N/A	N/A
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.85	%(b)	0.87%	0.82%

	Pre-Reorganization				Pro Forma Combined Fund
	Western Asset Limited Duration Bond Fund		Legg Mason Western Asset Short-Term Bond Fund		Legg Mason Western Asset Short-Term Bond Fund
	Class C		Class C (Class R1 prior to August 1, 2012)		Class C
Shareholder fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	1.00%		1.00%		1.00%
Small account fee[1]	$15		$15		$15
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees(e)	0.35%		0.45%		0.40%
Distribution and service (12b-1) fees	1.00%		1.00%		1.00%
Other expenses	0.34	%(a)	0.26	%(a)	0.17%

Total annual Fund operating expenses	1.69%		1.71%		1.57%

Fees waived and/or expenses reimbursed	(0.09	)%(b)	0.00%		0.00%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.60	%(b)	1.71%		1.57%

	Pre-Reorganization			Pro Forma Combined Fund
	Western Asset Limited Duration Bond Fund		Legg Mason Western Asset Short-Term Bond Fund	Legg Mason Western Asset Short-Term Bond Fund
	Class I		Class I	Class I
Shareholder fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None		None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	None		None	None
Small account fee[1]	None		None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees(e)	0.35%		0.45%	0.40%
Distribution and service (12b-1) fees	None		None	None
Other expenses	0.23%		0.06%	0.07%

Total annual Fund operating expenses	0.58%		0.51%	0.47%

Fees waived and/or expenses reimbursed	(0.03	)%(b)	0.00%	0.00%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.55	%(b)	0.51%	0.47%

	Pre-Reorganization			Pro Forma Combined Fund
	Western Asset Limited Duration Bond Fund		Legg Mason Western Asset Short-Term Bond Fund	Legg Mason Western Asset Short-Term Bond Fund
	Class IS		Class IS	Class IS
Shareholder fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None		None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	None		None	None
Small account fee[1]	None		None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees(e)	0.35%		0.45%	0.40%
Distribution and service (12b-1) fees	None		None	None
Other expenses	0.22%		0.06 (a)	0.08%

Total annual Fund operating expenses	0.57%		0.51%	0.48%

Fees waived and/or expenses reimbursed	(0.12	)%(b)	N/A	(0.03	)%(c,d)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.45	%(b)	0.51%	0.45	%(c,d)

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the Fund’s books and records.

(a)	“Other expenses” are estimated based on active share classes. Actual expenses may differ from estimates.

(b)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 0.85% for Class A shares, 1.60% for Class C shares, 0.55% for Class I shares and 0.45% for Class IS shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the applicable limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in that class’s total annual expenses exceeding this limit or any other lower limit then in effect.

(c)

If the Reorganization is approved by Target Fund shareholders, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.45% for Class IS shares. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the applicable limit described above.

(d)	Total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares.

(e)

The Target Fund pays a monthly management fee at an annual rate of 0.35% of the fund’s average daily net assets. The Acquiring Fund pays a management fee at an annual rate of 0.45% of its average daily net assets. If the Reorganization is approved by Target Fund shareholders, the combined fund will pay a management fee at an annual rate of 0.40% of its average daily net assets.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses (before fee waivers and expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Western Asset Limited Duration Bond Fund (with or without redemption)	$310	$510	$726	$1,346
Legg Mason Western Asset Short-Term Bond Fund (with or without redemption)	$312	$496	$696	$1,273
Pro Forma Combined Legg Mason Western Asset Short-Term Bond Fund (with or without redemption)	$307	$481	$670	$1,216

Class C (Class R1 shares of Legg Mason Western Asset Short-Term Bond Fund prior to August 1, 2012)
Western Asset Limited Duration Bond Fund (with redemption)	$263	$525	$911	$1,992
Western Asset Limited Duration Bond Fund (without redemption)	$163	$525	$911	$1,992
Legg Mason Western Asset Short-Term Bond Fund (with redemption)	$274	$539	$929	$2,020
Legg Mason Western Asset Short-Term Bond Fund (without redemption)	$174	$539	$929	$2,020
Pro Forma Combined Legg Mason Western Asset Short-Term Bond Fund (with redemption)	$260	$496	$856	$1,868
Pro Forma Combined Legg Mason Western Asset Short-Term Bond Fund (without redemption)	$160	$496	$856	$1,868

Class I
Western Asset Limited Duration Bond Fund (with or without redemption)	$56	$183	$321	$724
Legg Mason Western Asset Short-Term Bond Fund (with or without redemption)	$52	$163	$284	$639
Pro Forma Combined Legg Mason Western Asset Short-Term Bond Fund (with or without redemption)	$48	$151	$263	$593

Class IS
Western Asset Limited Duration Bond Fund (with or without redemption)	$46	$171	$306	$702
Legg Mason Western Asset Short-Term Bond Fund (with or without redemption)	$52	$163	$284	$639
Pro Forma Combined Legg Mason Western Asset Short-Term Bond Fund (with or without redemption)	$46	$151	$266	$601

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance. During the fiscal year ended December 31, 2011, the Target Fund’s portfolio turnover rate was 131% and the Acquiring Fund’s portfolio turnover rate was 89%.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

In general, like Class A shares of the Target Fund, Class A shares of the Acquiring Fund are purchased at the offering price, which is the net asset value plus a sales charge. For each Fund, this sales charge decreases as the size of the investment increases to certain levels called breakpoints. For each Fund, a shareholder does not pay an initial sales charge when it buys $500,000 or more of Class A shares. However, if a shareholder redeems these Class A shares within 18 months of purchase (or within 12 months of purchase for shares purchased prior to August 1, 2012), it will pay a contingent deferred sales charge of 0.50%.

Class C shares of the Target Fund are purchased at net asset value with no initial sales charge. However, if you redeem your Class C shares of the Target Fund within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares of the Acquiring Fund (Class R1 shares prior to August 1, 2012), like Target Fund Class C shares, will be offered at net asset value with no initial sales charge, subject to a contingent deferred sales charge of 1.00% imposed on shares redeemed within one year of purchase.

There is no initial or deferred sales charge on purchases or sales of Class I or Class IS shares of the Target Fund or the Acquiring Fund.

The exchange privileges that shareholders of the Target Fund currently have with other funds distributed by Legg Mason Investor Services, LLC (“LMIS” or the “distributor”) will not change as a result of the Reorganization.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information,” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Principal investment strategies,” “Certain risks” and “More on the fund’s investment strategies, investments and risks.” The Prospectuses (as supplemented from time to time) are dated as follows:

Prospectus Dated
Western Asset Limited Duration Bond Fund	May 1, 2012

Prospectus Dated
Legg Mason Western Asset Short-Term Bond Fund	May 1, 2012

More on the Acquiring Fund’s investment strategies, investments and risks can be found in Appendix C, which is a part of this Proxy Statement/Prospectus. In addition, a side-by-side comparison of the Target Fund’s and the Acquiring Fund’s fundamental investment policies, which are substantially similar to each other, is contained in this Proxy Statement/Prospectus at Appendix D. Each Fund may only change a fundamental investment policy by a “vote of a majority of the outstanding voting securities” of the Fund, a term defined in the 1940 Act to mean the vote (1) of 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding voting shares are represented at the meeting in person or by proxy, or (2) of more than 50% of the outstanding shares of the Fund, whichever is less. Unless otherwise stated, all policies and limitations of the Funds other than those described in Appendix D are non-fundamental and can be changed by the Fund’s Board without shareholder approval. The investment objective, principal investment strategies and risks, and fundamental investment policies of the Acquiring Fund will apply to the combined fund following the Reorganization.

Investment Objectives

The Target Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified in its Prospectus as being within 25%, as estimated by the Fund’s subadviser, of the duration of the Merrill Lynch 1-3 Year Treasury Index (generally one to three years). In contrast, the Acquiring Fund seeks current income, preservation of capital and liquidity. Each Fund’s investment objective may be changed without shareholder approval.

Principal Investment Policies and Strategies

The Target Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. The Target Fund currently anticipates that it will only purchase investment grade securities. Under normal market conditions, the Acquiring Fund invests at least 80% of its assets in “investment grade” fixed income securities and related investments and may invest in securities of any maturity. Each Fund’s 80% policy may be changed without shareholder approval.

Side-by-side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment strategies, manager and portfolio managers of the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Investment Objective(s)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified in the Prospectus as being within 25%, as estimated by the Fund’s subadviser, of the Merrill Lynch 1-3 Year Treasury Index (generally one to three years). The Fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.	The Fund seeks current income, preservation of capital and liquidity. The Fund’s investment objective may be changed without shareholder approval and on notice to shareholders.

	Target Fund	Acquiring Fund
Principal Investment Strategies

The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, as estimated by the Fund’s subadviser, within 25% of the duration of its benchmark, the Merrill Lynch 1-3 Year Treasury Index (generally, this range is 1–3 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Fund presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the subadviser). These securities are known as “investment grade securities”. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other

Under normal market conditions, the Fund invests at least 80% of its assets in “investment grade” fixed income securities and related investments. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, are judged by the subadviser to be of comparable quality. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers.

The Fund may invest in securities of any maturity. The Fund normally maintains an average effective maturity of not more than three years. For the purposes of determining the Fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the Fund would be entitled to receive payment of principal and interest. The portfolio managers may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Instead of investing directly in particular securities, the Fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may also engage in a variety of transactions using derivatives in

	Target Fund	Acquiring Fund

instruments may also be used to a significant extent from time to time.

The Board of Directors may change the Fund’s investment strategies and other policies without shareholder approval. The Fund’s 80% policy may be changed upon 60 days’ prior notice to shareholders.

order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The Fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

The Fund’s investment strategies may be changed without shareholder approval.

Selection Process

The portfolio managers focus on minimizing fluctuations in the Fund’s net asset value by identifying short term fixed income securities the portfolio managers believe are undervalued and that offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the portfolio managers:

•      Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage

•      Determine sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook

•      Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

•      Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information

	The Fund is classified as a diversified fund under the 1940 Act.	The Fund is classified as a diversified fund under the 1940 Act.

Investment Manager/Subadviser	LMPFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	Stephen A Walsh, Andrea A. Mack, Dennis McNamara, Michael Y. Pak	Stephen A Walsh, Andrea A. Mack, Dennis McNamara, Michael Y. Pak

Risk Factors

Because the Funds have similar investment strategies and overlapping portfolio managers, the risks of investing in the Funds are similar. You could lose money on your investment in either Fund or either Fund may not perform as well as other similar investments.

The following summarizes the risks of investing in each Fund (where a Fund characterizes a risk factor differently, each Fund’s disclosure is presented):

•

Market and interest rate risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally, as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default or downgrade or perceived decline in creditworthiness. Unlike the Target Fund, which currently anticipates that it will only purchase debt securities that are investment grade, the Acquiring Fund may invest up to 20% of its assets in junk bonds. Accordingly, the Acquiring Fund may be more susceptible to credit risk than the Target Fund.

•

Derivatives risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.

•

Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•    Foreign securities and emerging market risk (Target Fund). Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also create increased risk.

         Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign securities risk (Acquiring Fund). Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities.

•

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

•

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

•    Extension risk (Target Fund). If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

Extension risk (Acquiring Fund). If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•	Risk of investing in fewer issuers. To the extent the Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers.

•

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

•    Cash management and defensive investing risk (Target Fund). Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Defensive investing risk (Acquiring Fund). If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on those assets and it will be more difficult for the Fund to achieve its investment objective.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region or about interest rates, is incorrect.

The Acquiring Fund also characterizes the following as a risk of investing in the Fund:

•

Not a money market fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund does not attempt to maintain a stable net asset value. Therefore, the Fund’s net asset value per share will fluctuate.

The Target Fund also characterizes the following as risks of investing in the Fund:

•

Hedging risk. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

•

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.

•

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

PURCHASES, REDEMPTIONS AND EXCHANGES OF ACQUIRING FUND SHARES;

OTHER SHAREHOLDER INFORMATION REGARDING THE ACQUIRING FUND

This section describes the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell Acquiring Fund shares. It also describes how the Acquiring Fund values its securities and its policies on frequent trading of Fund shares.

Class C1 shares (formerly Class C shares), Class R shares and Class FI shares of the Acquiring Fund are not offered by this Proxy Statement/Prospectus.

Choosing a Class of Shares to Buy

Individual investors can generally invest in Class A and Class C (formerly Class R1) shares. Individual investors who invest directly with the Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. In addition, participants in Eligible Investment Programs may exchange Class A and Class C shares for Class I shares of the Fund. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors—eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee tables and example at the front of this Proxy Statement/Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C (formerly Class R1) shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C (formerly Class R1) shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C (formerly Class R1) shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C (formerly Class R1) shares.

Each class of shares except Class IS shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment Minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment minimum initial/additional investment amount1

	Class A	Class C2	Class I	Class IS
General	$1,000/$50	$1,000/$50	$1 million/None*	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1 million/None*	n/a
IRAs	$250/$50	$250/$50	$1 million/None*	n/a
SIMPLE IRAs	None/None	None/None	$1 million/None*	n/a
Systematic Investment Plans	$50/$50	$50/$50	$1 million/None*	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	None/None	n/a
Eligible Investment Programs	None/None	n/a	None/None	n/a
Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	$1 million/None*	n/a
Institutional Investors	$1,000/$50	$1,000/$50	$1 million/None	$1 million/None
*	Available to investors investing directly with the Fund.

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional Investors-Eligible Investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

[2]	Prior to August 1, 2012, Class C shares were named Class R1 shares.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C (formerly Class R1) shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors/products and click on the name of the Fund in the dropdown menu.

Comparing the Fund’s Classes

The following table compares key features of the Fund’s classes that will be available in connection with the Reorganization. You should review the fee table and example at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose. The Fund also offers Class C1 shares (known as Class C shares prior to August 1, 2012), Class R shares and Class FI shares. Class C1 shares, Class R shares and Class FI shares of the Acquiring Fund are not being offered by this Proxy Statement/Prospectus.

	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees	Exchange Privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase (or within 12 months of purchase for shares purchased prior to August 1, 2012); waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class C (Class R1 prior to August 1, 2012)	• No initial sales charge • Contingent deferred sales charge for only one year • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower expenses than other classes, except Class IS	None	None	None	Class I shares of funds sold by the distributor
Class IS	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans and Institutional Investors • Generally lower expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor
[1]	Ask your Service Agent about the funds available for exchange.

Sales Charges

Class A Shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount	Broker/Dealer Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or More

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within eighteen months of purchase (or within twelve months of purchase for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a Reduced Class A Sales Charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege—allows you to combine the current value of Class A shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for Certain Class A Investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the Fund in the dropdown menu.

Class C Shares (Class R1 shares prior to August 1, 2012)

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I Shares and Class IS Shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Individual investors who invest directly with the Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. In addition, participants in Eligible Investment Programs may exchange Class A and Class C shares for Class I shares of the Fund. Class I and Class IS shares are not subject to any distribution and/or service fees.

More about Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund’s statement of additional information or access the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C (formerly Class R1), Class I and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the Fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors—eligible investors—Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C (formerly Class R1) and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets”, where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares.

Class I shares are available for exchange from other share classes of the Fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares—Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares;

•	Fund shares are held on the books of the Fund through an omnibus account; and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them.

Class C shares (Class R1 shares prior to August 1, 2012)—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Fund) who meet the $1,000,000 minimum initial investment requirement. Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS.

Class IS Shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the Fund, certain rollover IRAs and Institutional Investors. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which account is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.

Certain waivers of these requirements for individuals associated with the Fund, Legg Mason or its affiliates are discussed in the SAI.

Other Considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. You must provide the following information for your order to be processed:

•    Name of fund being bought

•    Class of shares being bought

•    Dollar amount or number of shares being bought

•    Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact the Fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the Fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy—Investment minimums”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the Fund or consult the SAI.

Exchanging Shares

Generally

You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C (formerly Class R1) shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Proxy Statement/Prospectus titled “Retirement and Institutional Investors—eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•    If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•    If you bought shares directly from the Fund, contact the Fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•    Exchanges may be made only between accounts that have identical registrations

•    Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the Fund will provide information about funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•    In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•    You will generally be required to meet the minimum investment requirement for the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•    If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•    The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy—Investment minimums”)

For more information, please contact your Service Agent or the Fund or consult the SAI.

Redeeming Shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold your shares directly with the Fund, write to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•    The fund name, the class of shares being redeemed, and your account number

•    The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•    Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•    Class of shares being redeemed

•    Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts), and each automatic redemption must be at least $50.

The following conditions apply:

•    Your shares may not be represented by certificates

•    Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•    If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

•    You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the Fund or consult the SAI.

Other Things to Know about Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (See “Redeeming Shares”)

The Fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the Fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Fees/Mandatory Redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the Fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the Fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts);

(ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the Fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The Fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the Fund or consult the SAI.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the Fund, increase Fund transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short-term investments by investing in shorter-term fixed income funds. The Fund is often used for short-term investments and permits short-term trading of Fund shares. This short-term trading may result in additional costs to the Fund.

The Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. The Fund’s manager and subadviser believe that, because the Fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the Fund not to have a policy to discourage frequent trading of Fund shares. The Fund reserves the right to implement frequent trading policies or other restrictions in the future. The Fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share Certificates

The Fund does not issue share certificates.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund’s policy is to declare daily dividends from net investment income. Dividends from income are paid monthly. The Fund generally makes capital gain distributions, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income and capital gain. Unless you instruct otherwise, dividends and capital gain distributions are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the Fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C (formerly Class R1) shares and hold your shares directly with the Fund, you may instruct the Fund to have your distributions and/or dividends invested in Class A or Class C (formerly Class R1) shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the Fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the Fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash, reinvested in additional shares of the same fund, or paid in shares of a different fund). An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013, is taxable to noncorporate shareholders at reduced rates.

You may want to avoid buying shares when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends, and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ–higher or lower–from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement included in this Proxy Statement/Prospectus at Appendix B. The Reorganization Agreement provides for (i) the acquisition of all of the assets of the Target Fund by the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund (computed using the valuation procedures established by the Acquiring Fund’s Board), to be distributed to the shareholders of the Target Fund; and (ii) the termination of the Target Fund as a series of the Corporation.

Subject to the satisfaction of the conditions described below (among others), the Reorganization is scheduled to occur as of the close of business on October 5, 2012, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization of the Target Fund is approved, Class A, Class C, Class I and Class IS shareholders of the Target Fund will receive Class A, Class C, Class I and Class IS shares, respectively, of the Acquiring Fund. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Target Fund’s assets shall be determined by dividing the net asset value of the class of shares of the Target Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund. To facilitate the Reorganization, the net asset value of the Target Fund will be computed using the valuation procedures established by the Acquiring Fund’s Board. Accordingly, on the Closing Date, the Target Fund’s fixed-income securities will be valued at the mean of the last closing bid and asked prices. As a result of using the Acquiring Fund’s valuation procedures, each Target Fund shareholder’s net asset value per share will be greater than it would be if the Target Fund’s valuation procedures were used. The net asset value per share of the Acquiring Fund also will be determined using the valuation procedures established by the Acquiring Fund’s Board.

The number of full and fractional shares of the Acquiring Fund to be received by a Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of 4:00 p.m. (Eastern time) on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record, as of the close of 4:00 p.m. (Eastern time) on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will thereafter be redeemed and canceled on the books of the Target Fund, and any share certificates representing shares of the Target Fund will be null and void. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Fund will not issue certificates representing the shares issued in connection with the Reorganization.

After such distribution and redemption, the Target Fund will take all necessary steps under Maryland law, its charter and any other applicable law to effect its termination as a series of the Corporation.

The Board of the Target Fund and the Board of the Acquiring Fund have determined with respect to each of its respective Funds that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund. In making these determinations, each Board took into account that LMPFA will pay 50% of the Reorganization Costs allocated to the Target Fund, not including costs (if any) associated with repositioning the Target Fund’s portfolio in connection with the Reorganization, and 100% of the Reorganization Costs allocated to the Acquiring Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Target Fund or the Board of the Acquiring Fund, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the

Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund; and (b) the Funds receive the opinion of Bingham McCutchen LLP, counsel to the Acquiring Fund, that the transaction contemplated by the Reorganization Agreement will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund as defined in the 1940 Act. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

Description of the Acquiring Fund’s Shares

Target Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Target Fund’s Board for consideration at a Board meeting held May 30, 2012, and was approved at that meeting following discussions of the advantages and disadvantages to the Target Fund and its shareholders. Based on its evaluation of all material factors, including those described below, the Target Fund’s Board, including all of the Independent Board Members, determined that: (1) the proposed Reorganization would be in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Target Fund’s Board considered a number of factors in recommending the Reorganization of the Target Fund, including the following:

•	the recommendations of LMPFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the benefits to shareholders of the Target Fund expected to result from the Reorganization;

•	the benefits to LMPFA and its affiliates likely to result from the Reorganization;

•	that LMPFA will reimburse the Target Fund for half of the costs and expenses allocated to the Target Fund solely and directly related to the Reorganization;

•	the relative performance histories of the two Funds;

•	the annual fund operating expenses and fees that the Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•

the anticipated time period over which the Target Fund shareholders are expected to recover the expenses borne by the Target Fund in connection with the Reorganization given the lower annual operating expenses and fees that the Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Target Fund has not achieved a sufficient size to allow for more efficient operation and is not likely to do so in the future;

•	the fact that the Reorganization is expected to be treated as a “reorganization” for federal income tax purposes;

•	the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Target Fund;

•	that LMPFA, Western Asset, and the Target Fund’s distributor, transfer agent and custodian will continue to provide their respective services to the Acquiring Fund; and

•	the alternatives available to the Target Fund.

The Board considered that the Target Fund has a management fee rate of 0.35%, which is lower than the Acquiring Fund’s management fee rate of 0.45%. However, if the Reorganization is approved by shareholders of the Target Fund, LMPFA has agreed to reduce the Acquiring Fund’s management fee to 0.40%. In addition, the Board considered that, based on expenses of the Funds as of December 31, 2011, following the Reorganization, Target Fund shareholders would be invested in a fund that has higher net assets, lower gross expense ratios and the same or lower net expense ratios based on current and/or proposed contractual arrangements for waiving fees and/or reimbursing expenses in place for each Fund.

The Board considered the benefits to Legg Mason, Inc. (“Legg Mason”), the parent company of LMPFA. If the Reorganization is approved by Target Fund shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines, and will reduce its waivers of fees and reimbursements of expenses. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

In addition, the Board considered that the Target Fund has failed to achieve significant asset size and the management has expressed concern that the Target Fund will not grow substantially in the future.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization (other than LMPFA) of an opinion from Bingham McCutchen LLP, counsel to the Acquiring Fund, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code;

(iii) the basis in the hands of the Acquiring Fund of the assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the closing of the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

(iv) the holding periods in the hands of the Acquiring Fund of the assets transferred to the Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized in the

Reorganization, will include the periods during which the respective assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(vi) no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for shares of the Acquiring Fund as part of the Reorganization;

(vii) the aggregate basis of the shares of the Acquiring Fund that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund shares exchanged therefor; and

(viii) a Target Fund shareholder’s holding period for his or her shares of the Acquiring Fund received in the Reorganization will include the period for which he or she held the Target Fund shares exchanged therefor, provided that he or she held the Target Fund shares as capital assets on the date of the exchange.

While neither of the Funds is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Reorganization, the Target Fund will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the Target Fund’s shareholders.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses generated in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) for an unlimited period. Federal income tax law also permits a regulated investment company to carry forward capital losses generated in taxable years beginning prior to December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years, provided that such loss carryovers may be utilized only after the full utilization of all Post-2010 Losses. The Funds are presently entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below.

The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its carryovers of Pre-2011 Losses, and could also result in a net capital loss for the taxable year ending on the Closing Date. Because both the Acquiring Fund and the Target Fund have carryovers of Post-2010 Losses, the Reorganization may also delay the utilization of each Fund’s Pre-2011 Losses. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s ability to use carryovers of the Target Fund and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, if realized within five years following the Reorganization. Those limitations, imposed by Section 382 of the Code, will apply if, as expected, the shareholders of the Target Fund own less than 50% of the Acquiring Fund immediately after the Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization.

Under Section 384 of the Code, if the Acquiring Fund or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund’s own losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As of December 31, 2011, the Funds had the following unused capital loss carryovers:

Target Fund				Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization			Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(1,295,532)	No Expiration	(1)		$(6,047,189)	No Expiration	(1)
					(554,986)	12/31/2012
	(234,847)	12/31/2013			(2,210,102)	12/31/2013
	(394,050)	12/31/2014			(8,307,534)	12/31/2014
	(34,113)	12/31/2015			(306,147)	12/31/2015
	(5,768,220)	12/31/2016			(2,362,393)	12/31/2016
	(2,616,295)	12/31/2017			(7,080,265)	12/31/2017
	(355,068)	12/31/2018			(2,540,310)	12/31/2018

Total	$(10,698,125)			Total	$(29,408,926)

(1)

Each Fund is permitted to carry forward Post-2010 Losses for an unlimited period. As noted above, however, these losses will be required to be utilized prior to the utilization of the Pre-2011 Losses that are listed with expiration dates above. As a result of this ordering rule, the Pre-2011 Losses of either Fund may be more likely to expire unutilized. Additionally, Post-2010 Losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Pre-2011 Losses.

Based on data as of a recent date, there would be a Section 382 limitation on the use of the Target Fund’s capital loss carryovers, as described below, but no Section 382 limitation on the use of the Target Fund’s unrealized capital losses inherent in the tax bases of the assets acquired, once realized. Based on such data, there also would be no Section 384 limitations on the use of the pre-Reorganization losses of the Acquiring Fund or the Target Fund. However, those data are subject to change between now and the Closing Date. Moreover, even if the Acquiring Fund were able to fully utilize the capital loss carryovers and unrealized losses of the Target Fund, the tax benefit resulting from those losses would be shared by both the Target Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

Target Fund

Based on the recent data referred to above, the Reorganization would impact the use of the Target Fund’s capital loss carryovers in the following manner: (1) the expiration date of the Pre-2011 Losses would be accelerated by one year; for example, the carryovers due to expire on December 31, 2013 would expire on December 31, 2012; (2) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of both the Target Fund and the Acquiring Fund have been used; (3) the Target Fund’s carryovers would benefit the shareholders of the combined fund, rather than only the shareholders of the Target Fund; and (4) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the net asset value of the Target Fund at that time (approximately $2,600,000 per year based on data as of a recent date).

Based on such data, the combination of the above referenced limitations on the use of loss carryovers would result in at least $234,847 of the Target Fund’s loss carryovers expiring unused, and could result in additional Pre-2011 Losses expiring unused. It should be noted that there would be no assurances that the Target Fund would be able to use such losses in the absence of the Reorganization. Additionally, the Target Fund shareholders may benefit from the use of the Acquiring Fund’s capital loss carryovers by the combined fund after the Reorganization.

Acquiring Fund

Based on the recent data referred to above, the Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers in the following manner: (1) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of both the Target Fund and the Acquiring Fund have been used; and (2) the Acquiring Fund’s carryovers would benefit the shareholders of the combined fund, rather than only the shareholders of the Acquiring Fund.

Information Applicable to Both Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be on or about October 5, 2012. Further, the ability of each Fund to use loss carryovers (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The effect of the combination of these factors on the use of loss carryovers may result in some portion of the Pre-2011 Losses of either or both of the Funds expiring unused.

TERMINATION OF THE TARGET FUND

If the Reorganization is effected, the Target Fund will be terminated as a series of the Corporation.

PORTFOLIO SECURITIES

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund), management will determine the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund. It is not currently anticipated that it will be necessary to dispose of portfolio securities of the Target Fund to effect the Reorganization. Accordingly, as of the date hereof, the Target Fund is not expected to recognize material capital gains or incur material transaction costs as a result of repositioning its portfolio in connection with the Reorganization. However, it is possible that there may be some dispositions of the portfolio securities of the Target Fund prior to or following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryovers. Any transaction costs associated with repositioning the Target Fund’s portfolio in connection with its Reorganization will be borne by the Target Fund. In addition, there currently are restrictions on the transfer of certain securities held by the Target Fund. To the extent that there continue to be restrictions on the transfer of such securities on the Closing Date, there may be costs associated with the transfer of such securities that would be borne by the Target Fund. As of the date hereof, such transfer costs are estimated to be approximately $4,000. Actual transfer costs, if any, may differ from such estimate.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Subadviser

LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is the Acquiring Fund’s investment manager. LMPFA also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. As of March 31, 2012, LMPFA’s total assets under management were approximately $185.7 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the Acquiring Fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset has served as subadviser to the Acquiring Fund since August 1, 2006. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $446.7 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2012, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $643.3 billion.

For the fiscal year ended December 31, 2011, the Acquiring Fund paid an effective management fee of 0.45% of its average daily net assets for management services. If Target Fund shareholders approve the Reorganization, the Acquiring Fund will pay a management fee at an annual rate of 0.40% of its average daily net assets.

As compensation for its services, LMPFA pays to Western Asset a fee equal to 70% of the management fee paid to LMPFA by the Acquiring Fund, net of any waivers and expense reimbursements. The Fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.80% for Class C shares of the Acquiring Fund (Class R1 shares prior to August 1, 2012) and 0.75% for Class I shares of the Acquiring Fund, subject to recapture as described below. If the Reorganization is approved by Target Fund shareholders, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.60% for Class C shares (Class R1 shares prior to August 1, 2012), 0.55% for Class I shares and 0.45% for Class IS shares of the combined fund following the Reorganization. These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information about the factors considered by the Board of Legg Mason Western Asset Short-Term Bond Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with Western Asset is contained in the Annual Report for the Fund for the fiscal year ended December 31, 2011.

Portfolio Managers of the Acquiring Fund

The Acquiring Fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the Fund depends on the asset classes in which the Fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the Fund and coordination of other relevant investment team members.

These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Andrea A. Mack, Dennis J. McNamara and Michael Y. Pak. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund. Mr. Walsh has been portfolio manager of the Fund since 2006. Ms. Mack has been portfolio manager of the Fund since 2007. Mr. Pak has been portfolio manager of the Fund since 2010. Mr. McNamara has been portfolio manager of the Fund since May 1, 2012.

Messrs. Walsh, McNamara and Pak and Ms. Mack have been employed by Western Asset in the capacity of portfolio managers for more than five years.

The Acquiring Fund’s SAI provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization. However, higher fees generated by the increase in assets of the Acquiring Fund are expected to be offset by the concomitant reduction in fees from the loss of the Target Fund’s assets.

Information about the Target Fund and the Acquiring Fund is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in this Proxy Statement/Prospectus at Appendix A. Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 1-877-721-1926, or by writing to the Funds at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, CT 06902, or by visiting Legg Mason’s website at www.leggmason.com/individualinvestors.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of the Target Fund and of the Acquiring Fund is December 31, 2011.

The financial highlights of the Acquiring Fund, which are presented in this Proxy Statement/Prospectus at Appendix E, have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm. Financial highlights are presented in this Proxy Statement/Prospectus for Class A and Class I shares at Appendix E. No financial highlights are presented for Class C (formerly Class R1) or Class IS shares because there were no Class C (formerly Class R1) or Class IS shares outstanding for the periods shown.

Performance of the Funds

Historical performance of the Target Fund and the Acquiring Fund is detailed in this Proxy Statement/Prospectus at Appendix F.

Distribution Arrangements

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor.

The Acquiring Fund has adopted a shareholder services and distribution plan. Under the plan, the Acquiring Fund will pay distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares and up to 1.00% for Class C shares (which were known as Class R1 shares prior to August 1, 2012). Class I and Class IS shares of the Acquiring Fund are not subject to any distribution and/or service fees under the plan. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee table contained in this Proxy Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

FORM OF ORGANIZATION

The Target Fund is a series of Western Asset Funds, Inc., a Maryland corporation. The Acquiring Fund is a series of Legg Mason Partners Income Trust, a Maryland statutory trust. A comparison of Maryland corporations and Maryland statutory trusts is included in this Proxy Statement/Prospectus at Appendix H.

CAPITALIZATION

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of May 15, 2012, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Western Asset Limited Duration Bond Fund and Legg Mason Western Asset Short-Term Bond Fund

As of May 15, 2012 (unaudited)

	Western Asset Limited Duration Bond Fund	Legg Mason Western Asset Short-Term Bond Fund		Pro Forma Adjustments(1)	Pro Forma Combined Legg Mason Western Asset Short-Term Bond Fund
Class A:
Net Assets	$10,001.30	$63,486,907.00		$2.91	$63,496,911.21
Shares Outstanding	1,068.00	16,312,319.00		1,338.39	16,314,725.39
Net Asset Value Per Share	$9.36	$3.89			$3.89

Class C:
Net Assets	$10,001.28	$0.00	*	$2.91	$10,004.19
Shares Outstanding	1,068.38	0.00	*	1,503.40	2,571.77
Net Asset Value Per Share	$9.36	$3.89	**		$3.89

Class I:
Net Assets	$42,045,335.14	$285,613,645.00		$12,198.42	$327,671,178.56
Shares Outstanding	4,490,136.00	73,406,418.00		6,318,198.00	84,214,752.00
Net Asset Value Per Share	$9.37	$3.89			$3.89

Class IS:
Net Assets	$31,375,153.72	$0.00	*	$9,102.73	$31,384,256.45
Shares Outstanding	3,351,629.07	0.00	*	4,716,303.18	8,067,932.25
Net Asset Value Per Share	$9.36	$3.89	**		$3.89

(1)

Reflects negative adjustments for estimated Reorganization Costs of $53,250 and security transfer costs of $4,000, and a positive adjustment of $78,557 reflecting the use of the Acquiring Fund’s valuation procedures to calculate the Target Fund’s net asset value on the Closing Date.

*	There were no Class R1 shares (to be renamed Class C shares as of August 1, 2012) or Class IS shares outstanding on May 15, 2012.
**	Share class net asset value to be pegged to Class A upon the Reorganization.

DIVIDENDS AND DISTRIBUTIONS

The Target Fund declares dividends from any net investment income daily and pays them monthly and makes capital gain distributions, if any, annually. The Acquiring Fund generally declares dividends from net investment income daily and pays them monthly and makes capital gain distributions, if any, once a year, typically in December.

Each Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus, above.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of the shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposal to approve the Reorganization Agreement, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

A shareholder who wants to communicate with the Board or any individual Board member should write to his or her Fund to the attention of Robert I. Frenkel, Secretary, c/o Legg Mason & Co., LLC, 100 First Stamford Place, 6th Floor, Stamford, CT 06902. All shareholder communications must be in writing and be signed by the shareholder, must identify the Fund to which the communication relates, and must identify the class and number of shares held by the shareholder. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for fund literature, share data, or financial information).

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Target Fund’s Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about July 9, 2012 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the applicable Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix G in this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Target Fund a subsequently executed proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

LMPFA will pay 50% of the Reorganization Costs, including any proxy solicitation costs, allocated to the Target Fund, and the Target Fund will pay the remaining 50% of the Reorganization Costs allocated to it. LMPFA will pay all of the Reorganization Costs allocated to the Acquiring Fund. Any transaction costs associated with the Target Fund repositioning its portfolio in connection with the Reorganization will be borne by the Target Fund.

Reorganization Costs have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—the Target Fund: $90,000, the Acquiring Fund: $90,000; Audit—the Target Fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage, proxy out of pocket costs, and proxy solicitation, mailing, reporting and tabulation costs (approximately $11,500)—all allocated to the Target Fund.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Target Fund to obtain authorization for the execution of proxies. The Target Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. In addition, Legg Mason, on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $9,100 for such solicitation services, to be borne by LMPFA and the Target Fund as described above. Computershare Fund Services may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Target Fund shall constitute a quorum at the Meeting.

Vote Required

Approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which under applicable law means the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. Shareholders of the Target Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

In the event that a quorum shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Reorganization Agreement are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Target Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. The Meeting may be adjourned or postponed up to 120 days after the Record Date for the Meeting.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Target Fund at the following address: Robert I. Frenkel, Secretary, c/o Legg Mason & Co., LLC, 100 First Stamford Place, 6th Floor, Stamford, CT 06902. Proposals must be received at the offices of the Target Fund at a reasonable time before the Fund begins to print and mail its proxy materials for the applicable meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Class A, Class C, Class I and Class IS shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Class	Total Shares Outstanding
A	2,664.287
C	1,068.492
I	4,566,699.185
IS	2,700,398.542

There were no Class R or Class FI shares of the Target Fund outstanding on the Record Date.

To the knowledge of the Funds, as of the Record Date, except as set forth in this Proxy Statement/Prospectus at Appendix I, no person owned or held of record 5% or more of such Fund’s outstanding shares.

To the knowledge of the Target Fund and the Acquiring Fund, as of the Record Date, the Board members and officers of the Target Fund and the Acquiring Fund owned in the aggregate less than 1% of the outstanding shares of each class of the Target Fund and the Acquiring Fund, respectively.

THE BOARD OF THE TARGET FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT FOR THE TARGET FUND. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Boards of Directors,

Robert I. Frenkel

Secretary

Western Asset Funds, Inc.

INDEX OF APPENDICES

(Each Appendix is a part of the Proxy Statement/Prospectus)

APPENDIX A

Dates of Prospectuses, Fund SAIs and Shareholder Reports

	Prospectus Dated	Statement of Additional Information Dated	Shareholder Report Dated
Target Fund
Western Asset Limited Duration Bond Fund	May 1, 2012	May 1, 2012	December 31, 2011

Acquiring Fund
Legg Mason Western Asset Short-Term Bond Fund	May 1, 2012	May 1, 2012	December 31, 2011

A-1

APPENDIX B

Form of Agreement and Plan of Reorganization

Western Asset Limited Duration Bond Fund and

Legg Mason Western Asset Short-Term Bond Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this             day of             , 2012, by and among Legg Mason Partners Income Trust, a Maryland statutory trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Western Asset Short-Term Bond Fund (the “Acquiring Fund” or a “Fund”) and Western Asset Funds, Inc., a Maryland corporation (the “Corporation”), with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, on behalf of its series Western Asset Limited Duration Bond Fund (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Target Fund is a series of the Corporation, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination and complete liquidation of the Target Fund as a series of the Corporation, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Acquiring Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Corporation (the “Target Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Corporation, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust or Corporation, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 (a) Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (i) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (ii) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

(b) To the extent that on the Closing Date any incidents of ownership of, or interests in, any of the Assets are subject to a restriction on transfer as set forth in Schedule 4.1(e) (such incidents or interests, “Residual Restricted Interests”), the Corporation, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, agree that effective as of the Closing Date and thereafter any Residual Restricted Interests shall be held by the Target Fund exclusively for the benefit of the Acquiring Fund (or its designee), as further described in paragraph 5.8(b), until the sale, assignment, conveyance, transfer and delivery of such Residual Restricted Interests to the Acquiring Fund (or its designee) has been effected.

1.2 The property and assets of the Corporation attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Target Board and officers of the Corporation, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and/or the Target Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any (i) rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred and (ii) any Residual Restricted Interests that become transferrable after the Closing Date, which rights, payments, stock dividends, other securities, and Residual Restricted Interests shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”) and (iii) its net capital gain as defined in the Code, if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Corporation shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Corporation, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Corporation, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of the Target Fund and (c) terminate the Target Fund as a series of the Corporation in accordance with Maryland law; provided, however, that such termination may be delayed for such period, not exceeding one (1) year, as is necessary in order to complete the transfer of any Residual Restricted Interests as described in paragraph 5.8(b). Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Corporation, on behalf of the Target Fund. The Corporation shall take all reasonable steps to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquiring Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Acquiring Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Acquiring Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be October 5, 2012, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of LMPFA or at such other time and/or place as the parties may agree.

3.2 The Corporation shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Corporation, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Corporation shall direct Boston Financial Data Services, Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Corporation, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Board or the Target Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Corporation, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter, as amended or supplemented (the “Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Corporation is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Corporation. The Corporation has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Corporation is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Corporation, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding the Residual Restricted Interests or any restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Charter or the bylaws, as amended, of the Corporation, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Corporation, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Target Board, and those contracts listed in Schedule 4.1(g)) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1(g) is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Corporation’s knowledge, threatened against the Corporation, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Corporation, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Corporation’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Corporation) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Corporation and is treated as a corporation separate from any and all other series of the Corporation under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Corporation, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Target Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund and its shares, from the effective date of the

Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been previously communicated, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended or supplemented (the “Declaration”) to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Declaration or the bylaws, as amended, of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (or for the latter year expects to be) eligible to compute and has computed (or for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Corporation, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Corporation.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Corporation for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Corporation, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Corporation will call and hold a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Corporation shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Corporation, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Corporation as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Corporation, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Corporation, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will each use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 (a) The Corporation, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (i) the Corporation’s title to and possession of the Acquiring Fund

Shares to be delivered hereunder and (ii) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

(b) Without limiting the obligations of the Corporation, on behalf of the Target Fund, contained in Section 5.8(a), the Corporation, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, (i) shall cooperate and shall use their reasonable best efforts to obtain any consent, approval and waiver, and take any other actions, as may be required in order to effect the sale, assignment, conveyance, transfer and delivery of the Residual Restricted Interests; and (ii) effective on the Closing Date and thereafter until the sale, assignment, conveyance, transfer or delivery of the Residual Restricted Interests to the Acquiring Fund (or its designee) has been effected, shall take all actions necessary to cause the Trust, on behalf of the Acquiring Fund, to realize all of the benefits, risks and burdens of ownership of such Residual Restricted Interests, including the enforcement for the benefit of the Trust, on behalf of the Acquiring Fund, of any and all rights thereunder of the Trust, on behalf of the Acquiring Fund, against any other applicable party; provided that the Trust, on behalf of the Acquiring Fund, shall bear its own costs and expenses and those of the Corporation, on behalf of the Target Fund, in connection with the actions contemplated by this Section 5.8(b).

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF CORPORATION, ON BEHALF OF THE TARGET FUND

The obligations of the Corporation, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Corporation’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Corporation may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Corporation, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Corporation, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Corporation, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Corporation, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Corporation on behalf of the Target Fund. The Corporation, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Corporation, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Corporation, on behalf of the Target Fund, by the Corporation’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Corporation, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION AND TRUST

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement, on behalf of the Target Fund or the Acquiring Fund, as applicable, shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Charter, the bylaws, as amended, of the Corporation, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Corporation nor the Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Corporation, with respect to the Target Fund, or the Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Corporation, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) the basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Target Fund immediately prior to the Closing; (iv) the holding periods in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 The Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Corporation, on behalf of the Target Fund, and its authorized officers: (a) the Corporation is a corporation validly existing under the laws of the State of Maryland; (b) the Corporation, with respect to the Target Fund, has the corporate power to carry on its business in accordance with the description thereof in the Corporation’s registration statement, as amended, on Form N-1A filed with the Commission under the 1940 Act; (c) this Agreement has been duly authorized, executed and, assuming delivery by the Corporation, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable against the Corporation in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that Ropes & Gray LLP shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Charter or the bylaws, as amended, of the Corporation; (e) to the knowledge of Ropes & Gray LLP, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Corporation, on behalf of the Target Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which Ropes & Gray LLP need express no opinion; (f) to the knowledge of Ropes & Gray LLP, and without any independent investigation, other than as previously communicated to the Trust pursuant to paragraph 4.1 of this Agreement, the Target Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Target Fund; and (g) the Corporation is registered as an open-end management investment company with the Commission and the Target Fund is not subject to any stop order. Such opinion may contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein. Such opinion may state that it is solely for the benefit of the Trust and the Acquiring Board. With respect to all matters of Maryland law, Ropes & Gray LLP shall be entitled to state that, with the approval of the Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.7 The Corporation, on behalf of the Target Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Corporation, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Fund and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Maryland; (b) the Trust, with respect to the Acquiring Fund, has the power to carry on its business in accordance with the description thereof in the Trust’s registration statement, as amended, on Form N-1A filed with the Commission under the 1940 Act; (c) this Agreement has been duly authorized, executed and, assuming delivery by the Trust, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Trust in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and to general equity principles (whether in a proceeding under equity or at law); provided that Bingham McCutchen LLP shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses that may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Declaration or the bylaws, as amended, of the Trust; (e) to the knowledge of Bingham McCutchen LLP, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Trust, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the receipt of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which Bingham McCutchen LLP need express no opinion; (f) to the knowledge of Bingham McCutchen LLP, and without any independent investigation, other than as previously communicated to the Corporation pursuant to paragraph 4.1 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund; and (g) the Trust is registered as an open-end management investment company with the Commission and the Acquiring Fund is not subject to any stop order. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. Such opinion may state that it is solely for the benefit of the Corporation and the Target Board. With respect to all matters of Maryland law, Bingham McCutchen LLP shall be entitled to state that, with the approval of the Corporation, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Target Board and the Corporation’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Corporation and those members of the Target Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this

Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Acquiring Board or the Trust’s officers prior to the Closing Date, in each case on behalf of the Acquiring Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Corporation, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Acquiring Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Acquiring Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Corporation, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Corporation or the members of the Target Board or the Corporation’s officers prior to the Closing Date, in each case on behalf of the Target Fund, provided that such indemnification by the Corporation is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund. LMPFA will pay half of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Target Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization will be borne by the Target Fund before the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Corporation and Trust each agree that it has not made any representation, warranty or covenant, on behalf of either the Target Fund or Acquiring Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Corporation and Trust, and the obligations of the Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Acquiring Board or Target Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Corporation and Trust; provided, however, that following the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Corporation or the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Declaration, the obligations of the Trust with respect to the Acquiring Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET FUNDS, INC.,

on behalf of its series WESTERN ASSET LIMITED DURATION BOND FUND

By:
Name:
Title:

LEGG MASON PARTNERS INCOME TRUST,

on behalf of its series LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1(e)

SCHEDULE 4.1(g)

APPENDIX C

More on the Acquiring Fund’s Investment Strategies, Investments and Risks

The fund seeks current income, preservation of capital and liquidity.

Under normal market conditions, the fund invests at least 80% of its assets in “investment grade” fixed income securities. Securities in which the fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, are judged by the subadviser to be of comparable quality. The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may also be changed without shareholder approval and on notice to shareholders.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of not more than three years. The “average effective portfolio maturity” of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security, or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The portfolio managers may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser). To the extent consistent with its investment objective and strategies, the fund may invest its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives, such as credit default swaps and futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments without limit.

The fund’s subadviser may choose not to make use of derivatives.

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Corporate debt

Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Loans

The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, loans are generally subject to liquidity risk. The fund may acquire an interest in loans by purchasing participations in and assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginne Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Assocation) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Foreign securities

The fund may invest up to 25% of its assets in securities of non-U.S. issuers. The fund may also invest in issuers with significant exposure to foreign markets. The value of the fund’s securities may decline because of factors affecting foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions”). In general, in a forward roll transaction, the fund sells a mortgage-backed security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Defensive investing

The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund will not earn income on those assets and it will be more difficult for the fund to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers focus on identifying short-term fixed income securities the portfolio managers believe are undervalued and that offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the portfolio managers:

Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage

Determine sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook

Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related instruments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB category or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, reverse repurchase agreements or forward rolls. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign securities risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to additional risks, including economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Defensive investing risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the fund will not earn income on these assets and it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

APPENDIX D

Comparison of Fundamental Investment Policies

The Funds have similar fundamental investment policies, which cannot be changed without shareholder approval, and which are described below.

Subject	Target Fund	Acquiring Fund
Borrowing:	The Fund may lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting:	The Fund may underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending:	The Fund may lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities:	The Fund may lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate:	The Fund may purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities:	The Fund may purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Target Fund	Acquiring Fund
Concentration:	The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Additional Non-Fundamental Policy	None.	The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

APPENDIX E

Financial Highlights of the Acquiring Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$3.87	$3.69	$3.34	$3.98	$4.13

Income (loss) from operations:
Net investment income	0.06	0.09	0.09	0.15	0.19
Net realized and unrealized gain (loss)	(0.02)	0.19	0.36	(0.63)	(0.15)
Total income (loss) from operations	0.04	0.28	0.45	(0.48)	0.04

Less distributions from:
Net investment income	(0.07)	(0.10)	(0.10)	(0.16)	(0.19)
Total distributions	(0.07)	(0.10)	(0.10)	(0.16)	(0.19)

Net asset value, end of year	$3.84	$3.87	$3.69	$3.34	$3.98
Total return[2]	1.12%	7.75%	13.70%	(12.39)%	1.00%

Net assets, end of year (millions)	$62	$62	$45	$39	$58

Ratios to average net assets:
Gross expenses	0.87%	0.88%	0.98%	1.02%	0.90%
Net expenses[3]	0.87	0.88	0.98	1.01 [4]	0.90
Net investment income	1.51	2.33	2.61	4.09	4.54

Portfolio turnover rate[5]	89%	80%	94%	46%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 105%, 87%, 159%, 291% and 372% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

E-1

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$3.87	$3.70	$3.34	$3.99	$4.13

Income (loss) from operations:
Net investment income	0.07	0.10	0.11	0.17	0.20
Net realized and unrealized gain (loss)	(0.01)	0.18	0.37	(0.64)	(0.13)
Total income (loss) from operations	0.06	0.28	0.48	(0.47)	0.07

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.12)	(0.18)	(0.21)
Total distributions	(0.09)	(0.11)	(0.12)	(0.18)	(0.21)

Net asset value, end of year	$3.84	$3.87	$3.70	$3.34	$3.99
Total return[2]	1.49%	7.77%	14.55%	(12.16)%	1.63%

Net assets, end of year (millions)	$299	$269	$238	$182	$212

Ratios to average net assets:
Gross expenses	0.51%	0.50%	0.51%	0.50%	0.52%
Net expenses[3]	0.51 [4]	0.50 [4]	0.51 [4]	0.50	0.52
Net investment income	1.86	2.73	3.07	4.60	4.89

Portfolio turnover rate[5]	89%	80%	94%	46%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 105%, 87%, 159%, 291% and 372% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

E-2

APPENDIX F

Historical Performance for Each Fund

Western Asset Limited Duration Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class A or Class C shares because these share classes have not been outstanding for a full calendar year. The returns for Class A and Class C shares would differ from those of Class I shares to the extent Class A or Class C shares bear different expenses. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 7.99 Worst quarter (09/30/2008): (4.87)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	Since inception	Inception date
Class I
Return before taxes	1.43	2.24	2.51	10/1/2003
Return after taxes on distributions	0.85	1.01	1.29
Return after taxes on distributions and sale of fund shares	0.93	1.17	1.42
Other Classes (Return before taxes only)
Class IS1	1.37	N/A	7.57	10/29/2008
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	1.55	3.69	3.03

[1]	For the period October 29, 2008 (commencement of operations) to December 31, 2011, the average annual return of the BofA Merrill Lynch 1-3 Year Treasury Index was 2.02%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

F-1

Legg Mason Western Asset Short-Term Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class C (formerly Class R1) or Class IS shares because these share classes have not been outstanding for a full calendar year. The returns for Class C and Class IS shares would differ from those shown to the extent Class C or Class IS shares bear different expenses. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 5.87 Worst quarter (12/31/2008): (5.37)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years
Class A
Return before taxes	(1.17)	1.37	2.21
Return after taxes on distributions	(1.83)	0.21	1.05
Return after taxes on distributions and sale of fund shares	(0.76)	0.48	1.19
Other Classes (Return before taxes only)
Class I	1.49	2.27	2.86
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	1.55	3.99	3.64

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

F-2

APPENDIX G

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith Jr., Executor

G-1

APPENDIX H

Similarities and Differences in the Forms of Organization of the Target Fund and the Acquiring Fund

The Target Fund

The Target Fund is organized as a series of a Maryland corporation (the “Corporation”). A Maryland corporation is governed both by Maryland corporate law and its charter and Bylaws. The Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance. Some of the key provisions of the MGCL, the charter and Bylaws are summarized below. The following summary of the MGCL and the charter and Bylaws of the Corporation is qualified in its entirety by reference to the MGCL and the charter and Bylaws of the Corporation.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For the Target Fund, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by its charter.

Election and Removal of Directors

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter and Bylaws so provide, as is the case for the Corporation, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Target Fund will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The Bylaws of the Corporation generally provide that the Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to amend the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charter of the Corporation generally does not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct will be immune from liability to the maximum extent permitted under Maryland law. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Corporation. Under Maryland law, applicable case law at the time of a particular derivative action and the MGCL will establish any requirements or limitations with respect to shareholder derivative actions.

The Acquiring Fund

The Acquiring Fund is organized as a series of a Maryland statutory trust (the “Trust”). A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Acquiring Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Acquiring Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Acquiring Fund with identification required by law, or if the Acquiring Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Acquiring Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Acquiring Fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Acquiring Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Acquiring Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Acquiring Fund, as a series of the Trust, represents an interest in the Acquiring Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder against any loss or expense arising from any such liability. The Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Acquiring Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Acquiring Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Acquiring Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Acquiring Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Acquiring Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Target Fund is a series of a Maryland corporation and operates under a charter that covers many of the same provisions discussed above. However, in most cases it is expected that the Declaration for the Trust will provide broader authority to the trustees of the Acquiring Fund than the existing charter for the Corporation provides the directors of the Target Fund.

APPENDIX I

5% Shareholders of the Target Fund and Acquiring Fund

To the knowledge of the Funds, as of June 22, 2012, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the Target Fund and the Acquiring Fund:

Western Asset Limited Duration Bond Fund

Class	Name and Address	Percent (%)

A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59.87

A	LEGG MASON INC ATTN BRIAN EMRICK 100 INTERNATIONAL DR FL 10 BALTIMORE MD 21202-4673	40.13

C	LEGG MASON INC ATTN BRIAN EMRICK 100 INTERNATIONAL DR FL 10 BALTIMORE MD 21202-4673	100.00

I	LINE CONSTRUCTION RETIREE BENEFIT FUND 2000 SPRINGER DR LOMBARD IL 60148-7019	32.29

I	CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH STREET NEW YORK NY 10001-2417	5.16

IS	UNIVERSITY OF KANSAS HOSPITAL AUTHORITY MAIL STOP #3011 3901 RAINBOW BLVD KANSAS CITY KS 66103-2937	68.13

IS	HOUSTON BALLET FOUNDATION ATTN FINANCE DEPT 601 PRESTON ST HOUSTON TX 77002-1605	16.30

IS	IUOE LOCAL 399 HEALTH & WELFARE TRUST 2260 S GROVE ST CHICAGO IL 60616-1823	15.38

Legg Mason Western Asset Short-Term Bond Fund

Class	Name and Address	Percent (%)

A	ING K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	23.31

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Class	Name and Address	Percent (%)

A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	22.21

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	17.41

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.61

C1 (Class C prior to August 1, 2012)	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.35

C1 (Class C prior to August 1, 2012)	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	20.31

C1 (Class C prior to August 1, 2012)	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.41

C1 (Class C prior to August 1, 2012)	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.70

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 SCHOLARS CHOICE COLLEGE 55 WATER ST FL 31 NEW YORK NY 10041-3299	33.49

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 SCHOLARS CHOICE COLLEGE 55 WATER ST FL 31 NEW YORK NY 10041-3299	21.31

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 SCHOLARS CHOICE COLLEGE 55 WATER ST FL 31 NEW YORK NY 10041-3299	20.23

I	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 SCHOLARS CHOICE COLLEGE 55 WATER ST FL 31 NEW YORK NY 10041-3299	19.94

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LEGG MASON PARTNERS INCOME TRUST

Legg Mason Western Asset Short-Term Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

July 2, 2012

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Western Asset Limited Duration Bond Fund	Legg Mason Western Asset Short-Term Bond Fund

100 International Drive Baltimore, Maryland 21202 1-410-539-0000	55 Water Street New York, New York 10041 1-877-721-1926

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated July 2, 2012, relating specifically to the proposed acquisition of all of the assets of Western Asset Limited Duration Bond Fund (the “Target Fund”), a series of Western Asset Funds, Inc. (the “Corporation”), by Legg Mason Western Asset Short-Term Bond Fund (the “Acquiring Fund”), a series of Legg Mason Partners Income Trust, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund (the “Reorganization”); and (ii) the subsequent termination of the Target Fund as a series of the Corporation. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-877-721-1926. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization is scheduled to be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on September 19, 2012, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated July 2, 2012, consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

•	The Acquiring Fund SAI dated May 1, 2012 (SEC Accession Number 0001193125-12-172522, filed April 20, 2012);

•	The Target Fund SAI dated May 1, 2012 (SEC Accession Number 0001193125-12-182256, filed April 25, 2012);

•

The audited financial statements of the Target Fund as included in the Annual Report to Shareholders of the Target Fund for the year ended December 31, 2011 (SEC Accession Number 0001193125-12-077572, filed February 24, 2012) and related Report of Independent Registered Public Accounting Firm;

•

The audited financial statements of the Acquiring Fund as included in the Annual Report to Shareholders of the Acquiring Fund for the year ended December 31, 2011 (SEC Accession Number 0001193125-12-085541, filed February 28, 2012) and related Report of Independent Registered Public Accounting Firm;

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the year ended December 31, 2011 respectively, for each of the Target Fund and the Acquiring Fund.

On May 25, 2012 and May 30, 2012, the Board of Trustees of Legg Mason Partners Income Trust and the Board of Directors of the Western Asset Funds, Inc. (the “Corporation”), respectively, approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all of the assets of, and assume of all of the liabilities of, the Target Fund and the Target Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund (the “Reorganization”). Thereafter the Target Fund will be terminated as a series of the Corporation. To facilitate the Reorganization, the net asset value of the Target Fund on the date of the Reorganization will be computed using the valuation procedures established by the Acquiring Fund’s Board.

The unaudited pro forma information set forth below for the year ended December 31, 2011 is intended to present ratios and supplemental data as if the Reorganization had been consummated at January 1, 2012.

Legg Mason Partners Fund Advisor, LLC (the “manager”) is the investment manager of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western”) is an investment subadviser of each of the Target Fund and the Acquiring Fund pursuant to separate contracts between Western and the manager with respect to each Fund.

The Target Fund pays a monthly management fee to the manager calculated at an annual rate of 0.35% of the Fund’s average daily net assets. The Acquiring Fund pays a monthly management fee to the manager calculated at an annual rate of 0.45% of the Fund’s average daily net assets. The manager pays the subadviser a portion of the management fee that it receives from each Fund. The Board of the Acquiring Fund has approved a reduction to the management fee that will be effective upon the close of the Reorganization. If the Reorganization is approved by Target Fund shareholders, the manager has agreed to a monthly management fee calculated at an annual rate of 0.40% of the combined fund’s average daily net assets.

The Target Fund and Acquiring Fund have the same distributor, transfer agent and custodian. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to each Fund. Such agreements have the same terms with respect to each Fund.

As of December 31, 2011, the net assets of: (i) the Target Fund was approximately $75,873,309 and (ii) the Acquiring Fund was approximately $524,088,245. The net assets of the combined fund as of December 31, 2011 would have been approximately $599,961,554.

On a pro forma basis for the year ended December 31, 2011, the proposed Reorganization would have resulted in the following approximate decreases to expenses charged:

Investment management fee	$(325,724)
Registration fees	$(13,390)
Legal fees	$(10,918)
Audit and tax	$(36,758)
Other expenses	$(14,979)

Fee waivers and/or expense reimbursements would have decreased by approximately $100,368 for the year ended December 31, 2011 on a pro forma basis, as a result of the proposed Reorganization.

No significant accounting policies will change as a result of the proposed Reorganization. However, differences in valuation methodology between the Target Fund (bid) and the Acquiring Fund (mean) will have a positive impact on the net asset value per share that Target Fund shareholders receive in the Reorganization. It is anticipated that none of the portfolio holdings of the Target Fund or the Acquiring Fund will be sold solely and directly as a result of the Reorganization.

The Reorganization is expected to be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

•

No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund.

•	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

•	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

•	The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of December 31, 2011, the Funds had the following unused capital loss carryovers:

Target Fund				Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization		Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(1,295,532)	No Expiration	(1)	$(6,047,189)	No Expiration	(1)
	(234,847)	12/31/2013		(554,986)	12/31/2012
	(394,050)	12/31/2014		(2,210,102)	12/31/2013
	(34,113)	12/31/2015		(8,307,534)	12/31/2014
	(5,768,220)	12/31/2016		(306,147)	12/31/2015
	(2,616,295)	12/31/2017		(2,362,393)	12/31/2016
	(355,068)	12/31/2018		(7,080,265)	12/31/2017
				(2,540,310)	12/31/2018

Total	$(10,698,125)			$(29,408,926)

(1)

Each Fund is permitted to carry forward net capital losses generated in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) for an unlimited period. However, Post-2010 Losses will be required to be utilized prior to the utilization of the capital losses generated in taxable years beginning prior to December 22, 2010 (“Pre-2011 Losses”) that are listed with expiration dates above. As a result of this ordering rule, the Pre-2011 Losses of either Fund may be more likely to expire unutilized. Additionally, Post-2010 Losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Pre-2011 Losses.

Based on data as of a recent date, the Reorganization would impact the use of the Target Fund’s capital loss carryovers in the following manner: (1) the expiration date of the Pre-2011 Losses would be accelerated by one year; for example, the carryovers due to expire on December 31, 2013 would expire on December 31, 2012; (2) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of both the Target Fund and the Acquiring Fund have been used; (3) the Target Fund’s carryovers would benefit the shareholders of the combined fund, rather than only the shareholders of the Target Fund; and (4) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the net asset value of the Target Fund at that time (approximately $2,600,000 per year based on data as of a recent date).

Based on such data, the combination of the above-referenced limitations on the use of loss carryovers would result in at least $234,847 of the Target Fund’s loss carryovers expiring unused, and could result in additional Pre-2011 Losses expiring unused. It should be noted that there would be no assurances that the Target Fund would be able to use such losses in the absence of the Reorganization. Additionally, the Target Fund shareholders may benefit from the use of the Acquiring Fund’s capital loss carryovers by the combined fund after the Reorganization.

Based on the same data, the Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers in the following manner: (1) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of both the Target Fund and the Acquiring Fund have been used; (2) the Acquiring Fund’s carryovers would benefit the shareholders of the combined fund, rather than only the shareholders of the Acquiring Fund.

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be on or about October 5, 2012. Further, the ability of each Fund to use loss carryovers (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The effect of the combination of these factors on the use of loss carryovers may result in some portion of the Pre-2011 Losses of either or both of the Funds expiring unused.

The Target Fund will pay estimated reorganization costs of $53,250 out of $106,500 expected to be incurred by the Target Fund solely and directly related to entering into and carrying out the provisions of the Reorganization Agreement, whether or not the Reorganization is consummated. This estimate reflects the manager paying 50% of the estimated costs that would otherwise be incurred by the Target Fund. The manager will pay 100% of the Acquiring Fund’s reorganization costs, whether or not the Reorganization is consummated.

S-4